CONFIDENTIAL DRAFT OF 04/02/96





                                STOCKHOLDER AGREEMENT
                                ---------------------


                    THIS STOCKHOLDER AGREEMENT, dated as of April 1, 1996, by and between Allegheny Ludlum Corporation, a Pennsylvania corporation ("ALC"), and the stockholder listed on the signature page hereof (such stockholder and (with respect to Shares owned jointly with his or her spouse) together with his or her spouse, being referred to herein as the "Stockholder");


                                     WITNESSETH:

                    WHEREAS, the Stockholder, as of the date hereof, is the owner of or has the sole right to vote the number of shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Teledyne, Inc., a Delaware corporation (the "Company"), set forth below the name of the Stockholder on the signature page hereof (the "Shares"); and

                    WHEREAS, in reliance upon the execution and delivery of this Agreement, ALC will enter into an Agreement and Plan of Merger and Combination, dated as of the date hereof (the "Combination Agreement"), with New Corporation and the Company which provides, among other things, that upon the terms and subject to the conditions thereof ALC and the Company will each become a wholly owned subsidiary of New Corporation (the "Combination"); and

                    WHEREAS, to induce ALC to enter into the Combination Agreement and to incur the obligations set forth therein, the Stockholder is entering into this Agreement pursuant to which the Stockholder agrees to vote in favor of the Combination and certain other matters as set forth herein, and to make certain agreements with respect to the Shares upon the terms and conditions set forth herein;

                    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


          PI1-596435.1














                    Section 1. Voting of Shares; Proxy. (a) The Stockholder agrees that until the earlier of (i) the Effective Time (as defined in the Combination Agreement) or (ii) the date on which the Combination Agreement is terminated (the earliest thereof being hereinafter referred to as the "Expiration Date"), the Stockholder shall vote all Shares owned by the Stockholder at any meeting of the Company's stockholders (whether annual or special and whether or not an adjourned meeting), or, if applicable, take action by written consent (i) for adoption and approval of the Combination Agreement and in favor of the TI Merger (as defined in the Combination Agreement) and otherwise in favor of the Combination and any other transaction contemplated by the Combination Agreement as such Combination Agreement may be modified or amended from time to time and (ii) against any action, omission or agreement which would or could impede or interfere with, or have the effect of discouraging, the Combination, including, without limitation, any Acquisition Proposal (as defined in the Combination Agreement) other than the Combination. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

                    (b) At the request of ALC, the Stockholder, in furtherance of the transactions contemplated hereby and by the Combination Agreement, and in order to secure the performance by the Stockholder of his or her duties under this Agreement, shall promptly execute, in accordance with the provisions of
          Section 212(e)  of  the  Delaware  General  Corporation  Law, and
          deliver to ALC, an irrevocable proxy, substantially in the form of Annex A hereto, and irrevocably appoint ALC or its designees, with full power of substitution, his or her attorney and proxy to vote, or, if applicable, to give consent with respect to, all of the Shares owned by the Stockholder in respect of any of the matters set forth in, and in accordance with the provisions of, clauses (i) and (ii) above of Section 1(a). The Stockholder acknowledges that the proxy executed and delivered by him or her shall be coupled with an interest, shall constitute, among other things, an inducement for ALC to enter into the Combination Agreement, shall be irrevocable and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the Stockholder. Notwithstanding any provision contained in such proxy, such proxy shall terminate upon the Expiration Date.


                    Section 2.    Covenants  of   the  Stockholder.     The
          Stockholder covenants and agrees for the benefit of ALC that, until the Expiration Date, he will:

                    (a) not sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, any of the Shares owned by him or her or any interest therein (provided, that the foregoing shall not prevent the Stockholder from transferring the Shares to an entity for estate planning purposes, provided that the Stockholder retains sole voting rights over the Shares or the estate planning entity executes a joinder agreeing to be bound by the terms of this Agreement;

                    (b) other than as expressly contemplated by this Agreement, not grant any powers of attorney or proxies or consents in respect of any of the Shares owned by him or her, deposit any of the Shares owned by him or her into a voting trust, enter into a voting agreement with respect to any of the Shares owned by him or her or otherwise restrict the ability of the holder of any of the Shares owned by him or her freely to exercise all voting rights with respect thereto;

                    (c) not, in his or her capacity as a shareholder of the Company (it being understood that nothing in this Stockholder Agreement shall restrict or affect Stockholder in any other capacity, including as a director or officer, as applicable, of the Company) and he or she shall direct and use his or her best efforts to cause his or her agents and representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any Acquisition Proposal or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Stockholder shall immediately cease and cause to be terminated any existing activities, including discussions or negotiations with any parties, conducted heretofore with respect to any of the foregoing and will take the necessary steps to inform his or her agents and representatives of the obligations undertaken in this Section 2(c). The Stockholder shall notify ALC immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, him or her; and

                    (d) not take any action whatsoever that, based on advice from ALC's or the Company's independent auditors would or could prevent the Combination from qualifying for "pooling of interests" accounting treatment.



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                    Section 3.  Covenants of ALC.  ALC covenants and agrees
          for the benefit of the Stockholder that (a) immediately upon execution of this Agreement, ALC shall enter into the Combination Agreement, and (b) until the Expiration Date, it shall use all reasonable efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in
          order   to  consummate  and   make  effective   the  transactions
          contemplated by this Agreement and the Combination Agreement, consistent with the terms and conditions of each such agreement; provided, however, that nothing in this Section 3, Section 12 or any other provision of this Agreement is intended, nor shall it be construed, to limit or in any way restrict ALC's right or ability to exercise any of its rights under the Combination Agreement.


                    Section 4. Representations and Warranties of the Stockholder. The Stockholder represents and warrants to ALC that: (a) the execution, delivery and performance by the Stockholder of this Agreement will not conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which the Stockholder is bound; (b) this Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms; (c) the Stockholder is the sole owner of or has the sole right to vote the Shares and the Shares represent all shares of Common Stock which the Stockholder is the sole owner of or has the sole right to vote at the date hereof, and the Stockholder does not have any right to acquire, nor is he the "beneficial owner" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of, any other shares of any class of capital stock of the Company or any securities convertible into or exchangeable or exercisable for any shares of any class of capital stock of the Company (other than shares subject to options or other rights granted by the Company); (d) the Stockholder has full right, power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder; and (e) the Stockholder owns the Shares free and clear of all liens, claims, pledges, charges, proxies, restrictions, encumbrances, proxies, voting trusts and voting agreements of any nature whatsoever other than as provided by this Agreement. The representations and warranties contained herein shall be made as of the date hereof and as of each day from the date hereof through and including the Effective Time (as defined in the Combination Agreement).


                    Section 5.   Adjustments;  Additional Shares.   In  the
          event  (a) of any stock dividend, stock split, merger (other than

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          the Combination) recapitalization, reclassification, combination, exchange of  shares or  the  like of  the  capital stock  of  the
          Company   on,  of  or  affecting  the  Shares  or  (b)  that  the
          Stockholder shall become the beneficial owner of any additional shares of Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1, then the terms of this Agreement shall apply to the shares of capital stock or other instruments or documents held by the Stockholder immediately following the effectiveness of the events described in clause (a) or the Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Shares hereunder.


                    Section 6. Specific Performance. The Stockholder acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Combination Agreement, and that, without these agreements, ALC would not enter into the Combination Agreement, and acknowledges that damages would be an inadequate remedy for any breach by him or her of the provisions of this Agreement. Accordingly, the Stockholder and ALC each agree that the obligations of the parties hereunder shall be specifically enforceable and neither party shall take any action to impede the other from seeking to enforce such right of specific performance.


                    Section 7. Notices. All notices, requests, claims, demands and other communications hereunder shall be effective upon receipt (or refusal of receipt), shall be in writing and shall be delivered in person, by telecopy or telefacsimile, by telegram, by next-day courier service, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the Stockholder at the address listed on the signature page hereof, and to ALC at 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222,
          Attention: Secretary, telecopy number 412-394-3010, or to such other address or telecopy number as any party may have furnished to the other in writing in accordance herewith.


                    Section 8. Binding Effect; Survival. Upon execution and delivery of this Agreement by ALC, this Agreement shall become effective as to the Stockholder at the time the Stockholder executes and delivers this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.


                    Section 9.   Governing  Law.   This Agreement  shall be
          governed  by and  construed in  accordance with  the laws  of the

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          State  of  Delaware  applicable  to  agreements  made  and  to be performed entirely within such State.


                    Section 10. Counterparts. This Agreement may be executed in two counterparts, both of which shall be an original and both of which together shall constitute one and the same agreement.


                    Section 11. Effect of Headings. The Section headings herein are for convenience of reference only and shall not affect the construction hereof.


                    Section 12. Additional Agreements; Further Assurance. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. The Stockholder will provide ALC with all documents which may reasonably be requested by ALC and will take reasonable steps to enable ALC to obtain all rights and benefits provided it hereunder.


                    Section 13. Amendment; Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by ALC and the Stockholder, in the case of an amendment, or by the party which is the beneficiary of any such provision, in the case of a waiver or a consent to depart therefrom.


                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
















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                    IN  WITNESS  WHEREOF,  this  Agreement  has  been  duly
          executed by the parties hereto all as of the day and year first above written.

                                             ALLEGHENY LUDLUM CORPORATION


                                             By___________________________
                                             Name:________________________
                                             Title:_______________________



          __________________________
          Stockholder

          __________________________
          Spouse



          Address:



          Number of Shares:

























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                                                                    ANNEX A



                                   [Form of Proxy]

                                  IRREVOCABLE PROXY




                    In order to secure the performance of the duties of the undersigned pursuant to the Stockholder Agreement, dated as of April 1, 1996 (the "Stockholder Agreement"), between the undersigned and Allegheny Ludlum Corporation., a Pennsylvania corporation, a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints _________________ and ___________________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in clauses (i) and (ii) of Section 1 of the Stockholder Agreement, to vote or, if applicable, to give written  consent,  in  accordance  with the  provisions  of  said
          Section 1 and otherwise act (consistent with the terms of the Stockholder Agreement) with respect to all shares of Common Stock, par value $1.00 per share (the "Shares"), of Teledyne, Inc., a Delaware corporation (the "Company"), whether now owned or hereafter acquired, which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke any prior proxy as to the Shares heretofore granted by the undersigned. This Proxy shall terminate on September 30, 1996. This Proxy has been executed in accordance with Section 212(e) of the Delaware General Corporation Law.



          Dated:____________________              _______________________


          Dated:____________________              _______________________





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